Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANEX-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of Ozon Holdings PLC (the “Company”) for the year ended December 31, 2020 (the “Report”) for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Alexander Shulgin, Chief Executive Officer, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2021	By:	/s/ Alexander Shulgin
Name: Alexander Shulgin
Title: Chief Executive Officer (principal executive officer)